UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                            CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)  8-30-2002
                                                        --------------

                             Med Gen, Inc.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

          Nevada                      000-29171               65-0703559
----------------------------       ----------------      -------------------
(State or other jurisdiction       (Commission File        (IRS Employer
    of incorporation)                   Number)          Identification No.)

         7284 W Palmetto Park Road, Suite 106, Boca Raton Fl 33433
         ---------------------------------------------------------
                 (Address of principal executive offices)

                                561-750-1100
                        ---------------------------
                        (Issuer's telephone number)

                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

                           All Correspondence to:

                                Med Gen Inc
                        7284 West Palmetto Park Road
                                 Suite 106
                          Boca Raton, Florida 33433


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Item 7. Regulation FD Disclosure

On August 12th, 2002, we filed our Form 10-QSB Quarterly Report for the period ended June 30, 2002 with the United States Securities and Exchange Commission. In connection with the new legislation that requires our Chief Executive Officer and Chief Financial Officer to certify periodic reports that contain financial statements, we have attached as Exhibit 99.1 to this Form 8-K Current Report, the Certification of Paul Kravitz, our Chairman, and Chief Executive Officer, and of Jack Chien our Chief Financial Officer, and Principal Accounting Officer.

Exhibits

99.1 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Med Gen,Inc.


By: /s/Paul Kravitz
   -------------------------------------
   Chairman and Chief Executive Officer

Date:   8-29-2002

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